UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                          HILLVIEW INVESTMENT TRUST II
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     4)   Date Filed:

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                          Hillview Investment Trust II
                            1055 Washington Boulevard
                               Stamford, CT 06901

                               Hillview Alpha Fund
                        Hillview International Alpha Fund

                    Notice of Special Meeting of Shareholders
                                December 19, 2000

         A Special Meeting of the shareholders of the Hillview Alpha Fund and the Hillview International Alpha Fund (each, a "Fund" and together, the "Funds") of Hillview Investment Trust II (the "Trust") will be held on Tuesday, December 19, 2000 at 10:00 a.m. at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware for the following purposes:

         1. (a) To approve or disapprove a new Sub-Advisory Agreement for the Hillview Alpha Fund among the Trust, Hillview Capital Advisors, LLC and Harris Associates, L.P. ("Harris") that arises out of Harris' change in control and that reflects a slightly higher fee schedule.

             (b) To approve or disapprove a new Sub-Advisory Agreement for the Hillview International Alpha Fund among the Trust, Hillview Capital Advisors, LLC and Harris that arises out of Harris' change in control.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on October 25, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                            By order of the Board of Trustees,


                                            Joseph A. Bracken
                                            Secretary

December 5, 2000

         Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.


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                                 PROXY STATEMENT

                          Hillview Investment Trust II
                              1055 Washington Blvd.
                               Stamford, CT 06901

                               Hillview Alpha Fund
                        Hillview International Alpha Fund

         The Trustees of Hillview Investment Trust II (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting") to be held on Tuesday, December 19, 2000 at 10:00 a.m. at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about December 5, 2000.

         The only item of business that the Trustees expect will come before the Meeting is approval of a new Sub-Advisory Agreement for each Fund (each Fund's "New Sub-Advisory Agreement") among Hillview Investment Trust II (the "Trust"), Hillview Capital Advisors, LLC (the "Adviser") and Harris Associates, L.P. (the "Sub-Adviser"). The proposed New Sub-Advisory Agreement for the Hillview International Alpha Fund is identical (except for its date) to the Sub-Advisory Agreement currently in effect for that Fund (for each Fund, "Current Sub-Advisory Agreement"). The proposed New Sub-Advisory Agreement for the Hillview Alpha Fund ("Alpha Fund") modifies the fees payable to the Sub-Advisers. Other than the proposed fee change, and the date of the contract, the Alpha Fund's proposed New Sub-Advisory contract is identical to its Current Sub-Advisory Agreement.

         The reason the Trustees are proposing the New Sub-Advisory Agreement for each Fund is that the Current Sub-Advisory Agreements terminated when the Sub-Adviser's parent company, Nvest Companies, L.P. ("Nvest"), was acquired by a new parent company, CDC Asset Management ("CDC AM"), which is an indirect subsidiary of [Caisse des depots et Consignations]. A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Current Sub-Advisory Agreements, automatically terminate when the investment adviser (including sub-advisers such as the Sub-Adviser) or its parent company undergo a significant change of ownership. The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for each Fund, so that the Sub-Adviser can continue to manage each Fund. The International Alpha Fund will be managed on the same terms now in effect, and the Alpha Fund will be managed on the same terms except for the change in the fee payable to the Sub-Adviser. As described more fully below, the change in the fee is not a result of the Acquisition of Nvest by CDC AM.

         Under the Investment Company Act, a Sub-Adviser cannot enter into a New Sub-Advisory Agreement with respect to a Fund unless the shareholders of that Fund vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreements. In the meantime, Interim Sub-Advisory Agreements have been put in place for a period up to the time of shareholder approval of the New Sub-Advisory Agreements or 150 days after the change of control, whichever occurs first.

         Shareholders of each Fund will vote only with regard to the New Sub-Advisory Agreement for their own Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Approval must be by a majority of the outstanding shares of each Fund, which is the lesser of (1) 67% of the shares of that Fund that are present as the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present of represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date.

         The Trustees recommend that the shareholders of each Fund vote to approve the New Sub-Advisory Agreement for their Fund.

Description of the New Sub-Advisory Agreements

         The New Sub-Advisory Agreement for each Fund is identical to the Current Sub-Advisory Agreement for that Fund, except that the date of each New Sub-Advisory Agreement will be the date that the shareholders approve the New Sub-Advisory Agreement and, as discussed below, the New Sub-Advisory Agreement for the Alpha Fund has a new fee schedule. Appendix A to this Proxy Statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B to this Proxy Statement contains the form of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the form in Appendix B, except for the names of the Funds, the dates of the Agreements and, in the New Sub-Advisory Agreement for the Alpha Fund, the fee rates. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements you should read Appendixes A and B.

         Each New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the supervision of the Trustees and Hillview Capital Advisors, LLC, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

         Each New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date that shareholders of the Fund approve the contract). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, the Adviser or the Sub-Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

         Each New Sub-Advisory Agreement may be terminated by any party at any time without the payment of penalty immediately (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on thirty days' written notice by any party, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including a sub-adviser such as the Sub-Adviser, or its parent company occur (such as the acquisition of Nvest by CDC AM).

         Each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, negligence or reckless disregard of duty. In addition, each New Sub-Advisory Agreement provides that each of the Adviser, the Sub-Adviser and the Trust shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Fund based on the willful misfeasance, bad faith, negligence or reckless disregard of duty of the indemnifying party or its employees, affiliates or persons acting on its behalf.

Proposed Change for the Alpha Fund's Sub-Advisory Fees

         The Sub-Adviser is one of five sub-advisers that each manages a portion of the Alpha Fund's portfolio. Under the Current Sub-Advisory Agreement, the Alpha Fund pays the Sub-Adviser 0.75% of the average daily assets on the first $20 million the Sub-Adviser manages, and 0.50% of the average daily assets of the rest of the portion of the Alpha Fund it manages. Under the proposed New Sub-Advisory Agreement for the Alpha Fund, the Alpha Fund would still pay 0.75% of the average daily assets on the first $20 million the Sub-Adviser manages, but it would pay 0.60% of the average daily assets on the next $55 million the Sub-Adviser manages and 0.55% of the average Alpha Fund assets over $75 million that the Sub-Adviser manages. Thus, once the portion of the Alpha Fund that the Sub-Adviser manages reaches $20 million, the Alpha Fund would pay the Sub-Adviser slightly higher advisory fees under the proposed New Sub-Advisory Agreement than it would pay under the Current Sub-Advisory Agreement. As of November 9, 2000 the Sub-Adviser managed $21,896,593.65 of the Alpha Fund's assets; therefore, the proposed fee schedule would impact the Alpha Fund's sub-advisory fee immediately, unless the assets managed decreased to less than $20,000,000 prior to the effective date of the new sub-advisory agreement.

         The Alpha Fund follows the same investment objectives and policies as an unregistered investment company ("Predecessor Fund") advised by the Advisor that operated from September 4, 1997 until August 31, 2000. The Sub-Adviser served as a sub-adviser to the Predecessor Fund at the same advisory fee rate as the rate under the Current Sub-Advisory Agreement. The Sub-Adviser agreed to the advisory fee in the Current Sub-Advisory Agreement in error. The current advisory fee rate does not reflect the additional cost to the Sub-Adviser of serving in that capacity for a registered investment company. The proposed increase in the fee schedule is intended to account for the increased administrative and compliance costs to the Sub-Adviser that arise out of the Alpha Fund being a registered investment company. Even under the fee schedule in the New Sub-Advisory Agreement, The Sub-Adviser's advisory fee would be the lowest of the Alpha Fund's five sub-advisers, and it is well within the range of fees the Sub-

Adviser charges for comparable products. Appendix C shows the fee rates the Sub-Adviser charges other comparable funds that it manages.

         Basis for the Trustees' Recommendation

         The Trustees determined at a meeting held on October 24, 2000 to recommend that each Fund's shareholders vote to approve the New Sub-Advisory Agreement for the respective Fund.

         In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

     o the increased administrative burden imposed the Sub-Adviser in managing the Alpha Fund as a registered investment company;
     o the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;
     o the terms of the relevant advisory agreements (in this case, the New Sub-Advisory Agreements);
     o the scope and quality of the services that the Sub-Adviser has been providing to the Funds;
     o the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's Sub-Advisory fee schedule to the fee schedule for other funds managed or sub-advised by the Sub-Adviser that have investment objectives similar to the Funds');

         In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Sub-Adviser and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

     o the stated intention of Nvest and CDC AM that the Sub-Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;
     o the stated intention of Nvest, CDC AM and the Sub-Adviser that the acquisition not change the investment approach or process used by the Sub-Adviser in managing the Funds;
     o representations of senior executives of the Sub-Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Sub-Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Sub-Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

     o certain actions taken by CDC AM, Nvest and the Sub-Adviser to help retain and give incentive to key personnel of Nvest and the Sub-Adviser;
     o the general reputation and the financial resources of CDC AM and its parent organizations.

         In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (including a sub-adviser such as the Sub-Adviser) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Sub-Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

         After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to (i) approve the proposed new fee schedule for the Sub-Adviser for the Alpha Fund; (ii) approve the New Sub-Advisory Agreement for each Fund; and (iii) recommend that each Fund's shareholders vote to approve the New Sub-Advisory Agreement for their Fund.

         Information about the Ownership of the Sub-Adviser and the CDC AM/Nvest
         -----------------------------------------------------------------------
Transaction
-----------

     The Sub-Adviser is a limited partnership that has one general partner, Harris Associates, Inc. (the "Sub-Adviser General Partner"). Robert M. Levy is the principal executive officer of the Sub-Adviser. The address of the Sub-Adviser, the Sub-Adviser General Partner and Robert M. Levy is 2 North LaSalle Street, Suite 500, Chicago, IL 60602-3790. The Sub-Adviser General Partner is a direct wholly owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 14% of Nvest. (These percentages do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Sub-Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

         On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price was subject to reduction (but not below $34 per unit) based in part on a formula that took into account the investment advisory fees payable to the Sub-Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM paid to acquire Nvest could have been reduced if a Fund's shareholders do not approve the New Sub-Advisory Agreement for their Fund. The aggregate price payable by CDC AM to acquire all of the units of Nvest was $1,500,000,000, and the aggregate price paid by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) was $375,000,000,000.

     As a result of the acquisition, Nvest and Nvest, L.P. became indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, Nvest was renamed CDC Asset Management-North America.

     Various personnel of Nvest and of its affiliates, including the Sub-Adviser, had previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provided that these options vested and became fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option was converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $[40] per unit.


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

     Certain Brokerage Matters

     In their consideration of the New Sub-Advisory Agreements, the Trustees took account of the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser. The Sub-Adviser has informed the Trustees that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

         In selecting brokers, the sub-advisers will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, the sub-advisers may cause a fund to purchase and sell portfolio securities through brokers who provide the sub-advisers with brokerage or research services. A fund may pay those brokers a higher commission than may be charged by other brokers, provided that the sub-advisers determine in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of the sub-advisers to the fund and their other clients.

         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, and government representatives.

         For purchases or sales with broker-dealer firms that act as principal, the sub-advisers seeks best execution. Although the sub-advisers may receive certain research or execution services in connection with these transactions, the sub-advisers will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The sub-advisers may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to the sub-advisers' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by the sub-advisers in advising other funds or accounts and, conversely, research services furnished to the sub-advisers by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the funds.

         Investment decisions for the funds and for other investment accounts managed by the sub-advisers are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the funds.

         The Sub-Adviser may cause portfolio transactions for the Funds to be executed by Harris Associates Securities LP; AEW Securities L.P.; Fulcrum Financial Advisors; Loomis Sayles Distributors L.P.; MetLife Securities, Inc.; Metric Capital Corporation; Metropolitan Life Insurance Company; Nathan & Lewis Securities, Inc.; New England Funds, L.P.; New England Securities Corporation; Reich & Tang Distributors, Inc.; Security First Financial, Inc.; State Street Research Investment Services, Inc.; and 1717 Capital Management Co., brokerage firms that are affiliated with the Sub-Adviser because they are owned by the Sub-Adviser's parent company, Nvest. The Funds may pay brokerage commissions to these brokerage firms for executing these portfolio transactions. Appendix D contains information about these commission payments.

Other Information

         Principal Underwriter's and Administrator's Address. The address of the Funds' principal underwriter, PFPC Distributors, Inc., and administrator, PFPC Inc. is 400 Bellevue Parkway, Wilmington, DE 19809.

         Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of October 25, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

         Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings or telephone calls by officers of the Funds or by employees or agents of the Adviser.

         Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Sub-Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Sub-Advisory Agreement(s). You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Funds, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         One third of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, and "broker non-votes," will be counted as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Required Vote. For each Fund, the vote required to approve the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

         Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Sub-Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Sub-Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Sub-Advisory Agreement.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Sub-Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                                                         Appendix A


--------------------------- --------------------------------- --------------------- --------------------- ----------------------
                                                                                       Description of         Date of Last
                                                                                       Trustee Action         Submission of
                                                                                     Regarding Current    Current Sub-Advisory
                                                                                        Sub-Advisory          Agreement for
                                                                Date of Current       Agreement Since     Shareholder Approval
                                    Sub-Advisory Fee              Sub-Advisory      Beginning of Fund's      and Reason for
Name of Fund                         Rate Schedule                 Agreement          Last Fiscal Year         Submission
--------------------------- --------------------------------- --------------------- --------------------- ----------------------
Hillview Alpha Fund         Current:                             July 31, 2000              N/A               June 12, 2000
                            --------
                            0.75% of average daily assets
                            on the first $20 million;

                            0.50% of the average daily
                            assets of the rest of the
                            portion of fund assets managed.

                            Proposed:
                            ---------
                            0.75% of average daily assets
                            on the first $20 million;

                            0.60% of average daily assets
                            on the next $55 million;

                            0.55% of average daily assets
                            over $75 million.

--------------------------- --------------------------------- --------------------- --------------------- ----------------------
Hillview International      Current:                             July 31, 2000              N/A               June 12, 2000
                            --------
Alpha Fund                  0.75% of average daily assets
                            on first $25 million;

                            0.70% of average daily assets
                            on next $25 million;

                            0.60% of average daily assets
                            on next $50 million;

                            0.50% of average daily assets
                            on the rest of the portion of
                            fund assets managed.

                            Proposed:
                            ---------
                            No change is being proposed
--------------------------- --------------------------------- --------------------- --------------------- ----------------------

                                                                      Appendix B

                   Form of Investment Sub-Advisory Agreements

                             SUB-ADVISORY AGREEMENT



         THIS SUB-ADVISORY AGREEMENT is made as of the ____ day of ___________, 2000 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors, LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Harris Associates, L.P. a partnership organized under the laws of the State of Illinois ("Sub-Adviser").

         WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated June 12, 2000 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Hillview Alpha Fund ("Fund") is a series of the Trust; and

         WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory and administrative services to the Fund; and

         WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:

         1. Appointment. The Trust hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

         2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         3. Duties as Sub-Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

         (c) The Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.

         (d) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

         (e) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication to the Custodian via DTC is acceptable. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

         (f) At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

         5. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.

         6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

         7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.

         8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         9. Indemnification.

         (a) The Adviser and the Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.

         (b) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

         (c) The Sub-Adviser shall indemnify the Trust or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

         10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

         (a) Each of the Adviser and the Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

         (b) The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

         (c) The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

         11. Representations of Adviser. The Adviser represents, warrants and agrees that:

         (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

         (b) The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

         12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

         (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

         (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

         (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

         13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.

         14. Confidentiality. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof. Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment performance information, other descriptive biographical information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.

         15. Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

         (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto. The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.

         16. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

         17. Trust and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         18. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         19. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

         20. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to the Fund will be sent to the attention of Joseph A. Bracken, Secretary. All notices provided to Adviser will be sent to the attention of Joseph A. Bracken,____________________. All notices provided to the Sub-Adviser will be sent to the attention of Anita Nagler, with a copy to Margaret K. McLaughlin.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                     HILLVIEW INVESTMENT TRUST II
                                     on behalf of
                                     HILLVIEW ALPHA FUND

                                     1055 Washington Boulevard, Third Floor
                                     Stamford, Connecticut 06901
Attest:

By:_____________________             By:______________________
   Name:                                  Name:
   Title:                                          Title:

                                          HILLVIEW CAPITAL ADVISORS, LLC

                                          1055 Washington Boulevard, Third Floor
                                          Stamford, Connecticut 06901
Attest:

By:_____________________             By:______________________
   Name:                                  Name:
   Title:                                          Title:


                                          HARRIS ASSOCIATES, L.P.

                                          Two North LaSalle Street, Suite 500
                                          Chicago, Illinois 60602



Attest:

By:_______________________           By:_____________________________
   Name:                                           Name:
   Title:                                                   Title:

                                    EXHIBIT A
                                SUB-ADVISORY FEES


         This Exhibit A contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Harris Associates, L.P. ("Sub-Adviser") relating to the Alpha Fund series ("Fund") of the Trust.

         Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.75% on the first $20 million of the Fund's assets allocated to the Sub-Adviser, and 0.60% on the next $55 million of the Fund's assets allocated to the Sub-Adviser, and 0.55% on all of the Fund's assets allocated to the Sub-Adviser in excess of $75 million.

                             SUB-ADVISORY AGREEMENT



         THIS SUB-ADVISORY AGREEMENT is made as of the ____ day of ___________, 2000 ("Contract"), among Hillview Investment Trust II, a Delaware business trust ("Trust"), Hillview Capital Advisors, LLC ("Adviser"), a limited liability company organized under the laws of the State of Delaware and Harris Associates, L.P. a partnership organized under the laws of the State of Illinois ("Sub-Adviser").

         WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated June 12, 2000 ("Management Agreement") with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Hillview International Alpha Fund ("Fund") is a series of the Trust; and

         WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory and administrative services to the Fund; and

         WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

         WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Trust, Adviser and the Sub-Adviser agree as follows:

         1. Appointment. The Trust hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Fund Account.

         2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         3. Duties as Sub-Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and of the Adviser, and all written guidelines adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account, including investment research and management for all securities and investments and cash equivalents in the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund's investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust's registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement") of which the Sub-Adviser has notice.

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

         (c) The Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker which is (i) an affiliated person of the Trust, including the Adviser or any Sub-Adviser for any Fund of the Trust; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers and will, from time to time, update such list as necessary.

         (d) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

         (e) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the Adviser or any other designated agent of the Fund all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication to the Custodian via DTC is acceptable. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to communicate it to the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

         (f) At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Fund Account and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

         (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement of which it has received notice and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

         5. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or the Trust's recommendations as to the voting of such proxies. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.

         6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

         7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated and paid by the Trust in accordance with the attached Schedule A.

         8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust, its shareholders or by the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         9. Indemnification.

         (a) The Adviser and the Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser or Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Adviser or the Trust.

         (b) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

         (c) The Sub-Adviser shall indemnify the Trust or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) ("Losses") as they are incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence of the Trust or the Trust's breach of fiduciary duty to the Sub-Adviser.

         10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

         (a) Each of the Adviser and the Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

         (b) The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

         (c) The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

         11. Representations of Adviser. The Adviser represents, warrants and agrees that:

         (a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

         (b) The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

         12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

         (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Contract is in effect, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

         (d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

         (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

         (f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

         13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Fund and the Adviser.

         14. Confidentiality. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof. Unless such use is required by law, the Adviser and the Trust may not use Sub-Adviser's name, investment performance information, other descriptive biographical information about the Sub-Adviser or its personnel, or other pertinent information regarding the Sub-Adviser in offering documents for the Fund, and in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without consent of the Sub-Adviser, which will not be unreasonably withheld.

         15. Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Fund's outstanding securities. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. Adviser shall provide Sub-Adviser with verification that such approvals have occurred.

         (c) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other parties hereto in the event of material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach; or otherwise, by any party upon thirty (30) days written notice to the other parties hereto. The Agreement may also be terminated immediately if, in the reasonable judgment of the Trust or the Adviser, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. This Contract will terminate automatically in the event of its assignment or upon termination of the Advisory Contract as it relates to the Fund.

         16. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract shall be effective until approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by a vote of a majority of the Fund's outstanding voting securities (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

         17. Trust and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

         18. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         19. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

         20. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to the Fund will be sent to the attention of Joseph A. Bracken, Secretary. All notices provided to Adviser will be sent to the attention of Joseph A. Bracken,____________________. All notices provided to the Sub-Adviser will be sent to the attention of Anita Nagler, with a copy to Margaret K. McLaughlin.

                     [rest of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                       HILLVIEW INVESTMENT TRUST II
                                       on behalf of
                                       HILLVIEW INTERNATIONAL ALPHA
                                       FUND

                                       1055 Washington Boulevard, Third Floor
                                       Stamford, Connecticut 06901
Attest:

By:_____________________               By:______________________
   Name:                                    Name:
   Title:                                            Title:

                                       HILLVIEW CAPITAL ADVISORS, LLC

                                       1055 Washington Boulevard, Third Floor
                                       Stamford, Connecticut 06901
Attest:

By:_____________________               By:______________________
   Name:                                    Name:
   Title:                                            Title:


                                       HARRIS ASSOCIATES, L.P.

                                       Two North LaSalle Street, Suite 500
                                       Chicago, Illinois 60602



Attest:

By:_______________________             By:_____________________________
   Name:                                             Name:
   Title:                                                     Title:

                                    EXHIBIT A
                                SUB-ADVISORY FEES


         This Exhibit A contains the sub-advisory fee information required by
Section 7 of the Sub-Advisory Agreement among Hillview Investment Trust II ("Trust"), Hillview Capital Advisers, LLC ("Adviser") and Harris Associates, L.P. ("Sub-Adviser") relating to the International Alpha Fund series ("Fund") of the Trust.

         Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be payable within ten days after receipt by the Trust of the Sub-Adviser's bill after the end of each calendar quarter for services rendered during the prior quarter (or billing period, if less than a calendar quarter). The fees are calculated as of the close of trading on the last business day of the calendar quarter by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund's assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be 0.75% on the first $25 million of the Fund's assets allocated to the Sub-Adviser, and 0.70% on the next $25 million of the Fund's assets allocated to the Sub-Adviser, and 0.60% on the next $50 million of the Fund's assets allocated to the Sub-Adviser, and 0.50% on the remaining assets of the Fund allocated to the Sub Adviser.

                                                                      Appendix C

              Certain Other Mutual Funds Advised by the Sub-Adviser

The Sub-Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                    Hillview Alpha Fund
                                             Hillview International Alpha Fund

-------------------------------------- --------------------------- ----------------- ------------------------------------
Other Fund(s) with Similar Objectives  Net Assets of Other Funds                     Sub-Adviser's Relationship to
                                       at June 30, 2000            Fee Rate          Other Fund (Adviser or Sub-Adviser)
-------------------------------------- --------------------------- ----------------- ------------------------------------

                                                     Harris Portfolio

Fund Name                                        Net Assets 9-30-2000      Fee Rate                      Relationship
1.   Oakmark Fund                                $2,038,728,806.52         1.00% up to $2.5 billion      Adviser
                                                                           .95% on next $1.25 billion
                                                                           .90% on next $1.25 billion
                                                                           .85% over $5 billion
                                                                           .80% over $10 billion

2.   Oakmark Select                              $1,778,736,473.84         1.00% up to $1 billion        Adviser
                                                                           .95% on next $500 million
                                                                           .90% on next $500 million
                                                                           .85% on next $500 million
                                                                           .80% over $2.5 billion
                                                                           .75% over $5 billion

3.   Oakmark Small Cap                           $248,703,612.13           1.25% up to $1 billion        Adviser
                                                                           1.15% on next $500 million
                                                                           1.10% on next $500 million
                                                                           1.05% on next $500 million
                                                                           1.00% over $2.5 billion

4.   Oakmark Equity and Income                   $54,935,837.26            .75%                          Adviser

5.   Oakmark Global                              $27,227,238.87            1.00%                         Adviser

6.   Oakmark International                       $782,513,965.71           1.00% up to $2.5 billion      Adviser
                                                                           .95% on next $2.5 billion
                                                                           .90% over $5 billion

7.   Oakmark International Small Cap             $90,345,782               1.25%                         Adviser

8.   Harris Oakmark Large Cap Value              $44,840,266.50            .45% up to $100 million       Sub-Adviser
                                                                           .40% on next $400 million
                                                                           .35% over $500 million




                                                           C-1

9.   LPT                                         $6,743,258                .75% up to $25 million        Sub-Adviser
                                                                           .60% on next $75 million
                                                                           .50% over $100 million

10.  Nvest Star Advisers                         $222,445,400.81           .65% up to $50 million        Sub-Adviser
                                                                           .60% on next $50 million
                                                                           .55% over $100 million

11.  Nvest Star Worldwide Domestic               $52,927,078.30            .65% up to $50 million        Sub-Adviser
                                                                           .60% on next $50 million
                                                                           .55% over $100 million


12.  Harris Oakmark Mid Cap                      $119,956,686.25           .45% up to $100 million       Sub-Adviser
                                                                           .40% on next $400 million
                                                                           .35% over $500 million

13.  Mass Mutual Focused Value                   $53,129,065.25            .50% up to $100 million       Sub-Adviser
                                                                           .45% up to $400 million
                                                                           .40% over $500 million

14. Masters Select Value                         $10,720,539.32            .65% up to $50 million        Sub-Adviser
                                                                           .60% on next $50 million
                                                                           .55% over $100 million

15. Nvest Star Value                             $50,405,323.27            .50% up to $100 million       Sub- Adviser
                                                                           .45% over $100 million

16.  Nvest Star Small Cap                        $43,791,941.51            .70%                          Sub-Adviser

17.  Masters' Select International               $59,333,655.80            .65%                          Sub-Adviser

18.  Nvest Star Worldwide International          $62,734,550.09            .65% up to $50 million        Sub-Adviser
                                                                           .60% on next $50 million
                                                                           .55% over $100 million

19.  Hillview Alpha Fund                         $20,677,557.64            .75% on first $20 million     Sub-Adviser
                                                                           .50% over $20 million

20.  Hillview Alpha Fund-International           $5,412,491.36             .75% on first $25 million     Sub-Adviser
                                                                           .70% on next $25 million
                                                                           .60% on next $50 million
                                                                           .50% on excess

21.  Asahi Nvest Global Value Fund               $52,236,999.03            .60% of total net assets      Sub-Adviser

                                                                                                                        Appendix D
-------------- -------------- -------------- --------------- ----------------- ----------------- ----------------- -----------------
                                                                                                 Brokerage         Percentage of
                                             Transfer Agency                   Distribution and  Commissions on    Fund's Total
                                             and Shareholder Fees for Legal    Shareholder       Fund's Portfolio  Brokerage
                              Administrative Servicing Fees  and Accounting    Servicing (12b-1  Transactions Paid Commissions Paid
               Advisory Fee   Fees Paid to   Paid to         Services Paid     Fees Paid to      to Sub-Advisers'  to Sub-Advisers'
                 Paid to      Sub-Advisers'  Sub-Advisers'   to Sub-Advisers'  Sub-Advisers'     Brokerage         Brokerage
Name of Fund   Sub-Adviser    Affiliates     Affiliates      Affiliates        Affiliates        Affiliates        Affiliates
-------------- -------------- -------------- --------------- ----------------- ----------------- ----------------- -----------------
Hillview
Alpha Fund     161,401.94     18,192.57      4,921.78        16,078.41         3,883.80                  0                 0
-------------- -------------- -------------- --------------- ----------------- ----------------- ----------------- -----------------
Hillview
International
Fund           21,429.03      3,045.40       4,256.32        9,981.36          636.86                    0                 0
-------------- -------------- -------------- --------------- ----------------- ----------------- ----------------- -----------------

                                                                                                                Appendix E

                     SHARES OUTSTANDING AND ENTITLED TO VOTE

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of October 25, 2000 was as follows:
------------------------------------------------------- -----------------------------------------------------
                                                        Number of Shares Outstanding and
Name of Fund                                            Entitled to Vote Per Class
------------------------------------------------------- -----------------------------------------------------
Hillview Alpha Fund                                           8,638,276.392

Hillview International Fund                                   1,692,265.436

                               OWNERSHIP OF SHARES

As of October 25, 2000, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of October 25,2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

------------------------------------- ----------------------------------- -----------------------------------
                                                                              Percentage of Outstanding
           Fund and Class                 Shares Beneficially Owned             Shares of Class Owned
------------------------------------- ----------------------------------- -----------------------------------
Hillview Alpha Fund

Batrus & Co.                                  6,628,391.959                               76.7%
c/o Bankers Trust Co.
P.O. Box 9005 Church
Street Station
New York, NY 10008

Cuadi & Co.                                     540,682.419                               6.3%
c/o Bankers Trust Co.
P.O. Box 9005 Churst
Street Station
New York, NY 10008

Hillview International
Alpha Fund

Batrus & Co.                                    830,971.783                               49.1%
c/o Bankers Trust Co.
P.O. Box 9005 Church
Street Station
New York, NY 10008

Field Nominees Limited                           89,605.735                               5.3%
Attn Marguerite Lovell
a/c 1343900
Bank of NT Butterfield &
Son Ltd.
65 Front Street
Hamilton Bermuda

Firstoak & Co                                   137,659.971                               8.1%
Attn Anita Lantz
P.O. Box 557
Oakland, MD 21550

First Union National Bank                       151,930.333                               9.0%
Trust
Mutual Funds NC 1151
1525 WWT Harris Blvd.
Charlotte, NC 28288-1150

Independent Trust Co.                           150,671.685                               8.9%
PO Box 682188
Franklin, TN 37068-2188

Saxon & Co.                                     323,093.596                               19.1%
FBO a/c 20101021040914
cusip 432787109
P.O. Box 7780-1888
Philadelphia, PA 19182

----------------------------
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.

                          HILLVIEW INVESTMENT TRUST II
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                               HILLVIEW ALPHA FUND


                                December 19, 2000


         The undersigned hereby constitutes and appoints Joseph A. Bracken and
J. Kenneth Hawley, Jr. or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Hillview Alpha Fund and Hillview International Alpha Fund to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

1. To approve or disapprove a new Sub-Advisory Agreement for the Hillview Alpha Fund among the Trust, Hillview Capital Advisors, LLC and Harris Associates, L.P. ("Harris") that arises out of Harris' change in control and that reflects a slightly higher fee schedule.

                  FOR  [ ]            AGAINST [ ]               ABSTAIN  [ ]

2.      To transact such other business as may properly come before the Meeting.


         -------------------        ---------------------------         -------
         SIGNATURE                  SIGNATURE (JOINT OWNER)             DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.

                          HILLVIEW INVESTMENT TRUST II
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                        HILLVIEW INTERNATIONAL ALPHA FUND

                                December 19, 2000


         The undersigned hereby constitutes and appoints Joseph A. Bracken and
J. Kenneth Hawley, Jr. or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Hillview Alpha Fund and Hillview International Alpha Fund to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 at 10:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

         1. To approve or disapprove a new Sub-Advisory Agreement for the Hillview International Alpha Fund among the Trust, Hillview Capital Advisors, LLC and Harris that arises out of Harris' change in control.

                        FOR  [ ]          AGAINST  [ ]          ABSTAIN  [ ]

         2. To transact such other business as may properly come before the Meeting.


         -------------------        ---------------------------         -------
         SIGNATURE                  SIGNATURE (JOINT OWNER)             DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.